UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 15, 2005

Date of Report (Date of earliest event reported)

NeoRx Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, WA		98119-4114
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders of the Company held on June 15, 2005, the shareholders approved the amendment and restatement of the NeoRx Corporation 2004 Incentive Compensation Plan to increase the number of common shares authorized for issuance under the Plan from 3,000,000 shares to 5,000,000 shares.  A copy of the amended and restated Plan is included as Exhibit 10.1 to this Report and incorporated herein by reference.

The Board of Directors of the Company, at its meeting on June 15, 2005, amended Section 2 of the Stock Option Grant Program for Nonemployee Directors (the “Program”) under the NeoRx 2004 Incentive Compensation Plan to increase the new stock option grant issuable to each non-employee director upon his or her initial election or appointment to the Board of Directors from 40,000 shares of Company common stock to 50,000 shares of Company common stock.  A copy of the Program, as amended, is attached to this Report as Exhibit 10.3 and incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 15, 2005, at a meeting of the Board of Directors held immediately following the Annual Meeting of Shareholders of the Company, the Board appointed Gerald McMahon to serve as Chairman of the Board and as the President and Chief Executive Officer of the Company.  Dr. McMahon previously has served as the Chairman of the Board and as the Chief Executive Officer of the Company.  His appointment as President fills the vacancy created by the resignation of Karen Auditore-Hargreaves as President and Chief Operating Officer of the Company, effective June 15, 2005.  Dr. Auditore-Hargreaves’ resignation previously was reported on a Form 8-K filed on June 3, 2005.  In his capacities as President and Chief Executive Officer, Dr. McMahon also functions as principal operating officer of the Company.  Dr. McMahon is party to an Employment Letter dated of as April 26, 2004, a Change of Control Agreement dated as of May 11, 2004 and a Key Executive Severance Agreement dated as of May 11, 2004.  These agreements and Dr. McMahon’s business experience are described in the Company’s definitive proxy statement filed on April 29, 2005.  Copies of the referenced agreements are attached or incorporated by reference as Exhibits 10.28, 10.29 and 10.30 to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2005.

In addition, on June 15, 2005, the Board of Directors appointed Susan D. Berland to serve as the Chief Financial Officer and Treasurer of the Company.  Ms. Berland initially was appointed Chief Financial Officer of the Company on October 25, 2004, which appointment, including a description of Ms. Berland’s business experience, was reported on a Form 8-K filed on October 19, 2004.  As Chief Financial Officer and Treasurer, Ms. Berland serves as the Company’s principal financial and principal accounting officer.  Ms. Berland is party to a Change of Control Agreement dated as of October 25, 2004 and a Key Executive Severance Agreement dated as of October 25, 2004, as amended by Agreement dated as of March 30, 2005.  These agreements are described in the Company’s definitive proxy statement filed on April 29, 2005, and copies of the agreements are attached or incorporated by reference as Exhibits 10.31, 10.32 and 10.33 to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2005.

Section 8 – Other Events

Item 8.01.                                          Other Events.

At the Annual Meeting of Shareholders held on June 15, 2005, the shareholders elected the following persons to serve as directors of the Company for a one-year term that expires at the 2006 Annual Meeting of Shareholders, or until their successors have been elected and qualified:

Gerald McMahon, PhD
Frederick B. Craves, PhD
E. Rolland Dickson, MD
Carl S. Goldfischer, MD
Alan Glassberg, MD
Robert M. Littauer
Alan A. Steigrod
David R. Stevens, PhD

Additionally, the shareholders of the Company approved amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 60,000,000 shares to 150,000,000 shares.  The amendment is described in detail in the Company’s definitive proxy statement filed on April 29, 2005.  The amendment became effective on June 15, 2005.  A copy of the Amended and Restated Articles of Incorporation, as amended, is attached hereto as Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 10.1 – NeoRx Corporation Amended and Restated 2004 Incentive Compensation Plan (incorporated by reference to Appendix A of the definitive proxy statement filed by the Company on April 29, 2005)

Exhibit 10.2- Amended and Restated Articles of Incorporation of NeoRx Corporation, as amended June 15, 2005

Exhibit 10.3 - Stock Option Grant Program for Nonemployee Directors under the NeoRx 2004 Incentive Compensation Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

Dated: June 16, 2005	By:	/s/ Susan D. Berland
Name: Susan D. Berland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	NeoRx Corporation Amended and Restated 2004 Incentive Compensation Plan (incorporated by reference to Appendix A of the definitive proxy statement filed by the Company on April 29, 2005)

10.2	Amended and Restated Articles of Incorporation of NeoRx Corporation, as amended June 15, 2005

10.3	Stock Option Grant Program for Nonemployee Directors under the NeoRx 2004 Incentive Compensation Plan, as amended